GOODWILL AND INTANGIBLE ASSETS, NET	12 Months Ended
Jan. 03, 2021
Goodwill and Intangible Assets Disclosure [Abstract]
GOODWILL AND INTANGIBLE ASSETS, NET

5.    GOODWILL AND INTANGIBLE ASSETS, NET

A rollforward of goodwill is as follows:

Predecessor
(in thousands)
Balance as of Balance as of December 30, 2018	$130,907
Acquisition of Kennedy	71,500
Balance as of December 29, 2019	202,407
Acquisition of Kitchen Cooked	4,060
Kennedy acquisition adjustment	989
August 28, 2020	$207,456

Successor
(in thousands)
Balance as of August 29, 2020	$644,956
Acquisition of H.K. Anderson	3,540
Acquisition of Truco	213,687
January 3, 2021	$862,183

For the predecessor period, the change to goodwill was attributable to the acquisition of Kitchen Cooked and a measurement period adjustment to the Kennedy opening balance sheet. For the successor period, the opening balance of goodwill was attributable to the business combination with CCH as described in the Note 1. "Operations and Summary of Significant Accounting Policies" and Note 2. "Acquisitions". The change to goodwill in the successor period was attributable to the acquisitions of H.K. Anderson and Truco.

Intangible assets, net, consisted of the following:

	Successor	Predecessor
(in thousands)	As of January 3, 2021	As of December 29, 2019
Subject to amortization:
Distributor/customer relationships	$671,150	$107,100
Technology	43	1,250
Trademarks	57,810	22,610
Master distribution rights	2,221	—
Unfavorable lease	—	(85)
Amortizable assets, gross	731,224	130,875
Accumulated amortization	(8,268)	(20,425)
Amortizable assets, net	722,956	110,450
Not subject to amortization
Trade names	434,513	66,580
Master distribution rights	—	4,677
IO routes	14,240	2,307
Intangible assets, net	$1,171,709	$184,014

Amortizable trademark intangible assets increased by $1.6 million and distributor/customer relationships increased by $2.1 million during fiscal year 2020 due to the acquisition of Kitchen Cooked. Trade names increased by $0.7 million due to the purchase of the rights for certain intellectual property. For the successor period, the balance of the intangible assets were recorded at fair value and the historical accumulated amortization was derecognized as a result of the business combination with CCH as described in the Note 1. "Operations and summary of Significant Accounting Policies" and Note 2. "Acquisitions". These changes resulted in additional amortization of $4.7 million in the successor period from August 29, 2020 to January 3, 2021. Amortizable trademark intangible assets increased by $1.8 million, indefinite life trade names assets increased by $79.0 million and distributor/customer relationships increased by $227.7 million during the fourth quarter of fiscal 2020 due to the acquisition of H.K. Anderson and Truco. There were no other changes to intangible assets during the year ended January 3, 2021 other than that which arises from the regular buying and selling of Company owned routes and amortization.

Amortization of the distributor/customer relationships, technology, and trademarks amounted to $8.3 million and $5.1 million for the Successor period from August 29, 2020 to January 3, 2021 and for the Predecessor period from December 30, 2019 to August 28, 2020, respectively, and was $5.7 million and $5.8 million for the years ended December 29, 2019 and December 30, 2018, respectively.

Amortization expense is classified in administrative expenses on the consolidated statements of operations and comprehensive income (loss). Estimated future amortization expense is as follows:

Successor
(in thousands)	As of January 3, 2021
2021	$36,919
2022	36,919
2023	36,919
2024	36,919
2025	36,919
Thereafter	538,361
Total	$722,956